Dreyfus
Short-Intermediate
Municipal Bond Fund


SEMIANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus Short-Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Short-Intermediate Municipal Bond Fund covers the six-month period from April 1, 2001 through September 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Short-Intermediate Municipal Bond Fund perform during the period?

For the six-month period ended September 30, 2001, the fund achieved a total return of 2.53%.(1) In comparison, the Lipper Short-Intermediate Municipal Debt Funds category average achieved a total return of 2.63% for the same period.(2)

We attribute the fund's performance to a favorable environment for municipal bonds. Lower interest rates and a surge in demand from investors seeking investment alternatives to a falling stock market helped support municipal bond prices, especially for securities in the shorter maturity ranges.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.

To achieve our goal, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best returns over an anticipated range of interest-rate levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

Although we do not manage the fund in anticipation of interest-rate trends, falling interest rates in a weakening economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, ongoing economic deterioration had already caused tax-exempt yields to decline. The Federal Reserve Board (the "Fed") began to take steps to stimulate economic growth, implementing five short-term interest-rate cuts during the reporting period. All told, the Fed reduced short-term interest rates a total of
2.00 percentage points during the reporting period. In this declining interest-rate environment, yields on newly issued intermediate-term municipal bonds also fell.

In addition, the market was strongly influenced by supply-and-demand factors. Because of previously strong tax revenues, many municipalities had less need to borrow. As a result, newly issued, high quality municipal bonds generally remained scarce. At the same time, however, demand for highly rated, tax-exempt securities surged from investors seeking investment alternatives to a declining stock market. These factors put additional downward pressure on municipal bond yields.

The fund was also affected by the terrorist attacks of September 11, which had negative repercussions throughout the U.S. economy. Airlines and airports, which issue tax-exempt bonds to finance equipment and operations, were among the hardest hit industries, causing their bond prices to fall. In addition, the municipal bond market was disrupted weeks after the tragedy while electronic trading and information systems in New York's financial district were being repaired.

Throughout most of the reporting period, we reinvested the proceeds of maturing securities in new bonds at the long end of the fund's maturity range. This strategy was an attempt to capture prevailing yields as interest rates fell. In addition, to support the fund' s dividend yield in a declining interest-rate environment, we focused on income-oriented bonds, such as those issued by airlines, airports, hospitals and waste management facilities. We also found attractive opportunities among bonds from school districts in New York and Texas. As mentioned earlier, airline bonds declined sharply in the wake of the September 11 tragedy. However, because we invested only in bonds from larger, well-established airlines, we believe that these bonds should recover in the months ahead.

What is the fund's current strategy?

We currently are focused primarily on securities in the middle of the short-intermediate maturity range. That' s because longer term bond yields currently are not sufficiently attractive to warrant the added risks that longer maturities entail. In addition, we believe that this position should give us the flexibility we may need to act quickly in an unsettled and uncertain market environment.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--92.1%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--.9%

Riverside County Public Financing Authority, COP:

   5%, 5/15/2002                                                                                930,000                  937,654

   5%, 5/15/2003                                                                                980,000                  995,896

   5.125%, 5/15/2004                                                                          1,030,000                1,053,185

COLORADO--.4%

Denver City and County Airport, Revenue

   5.10%, 11/15/2001                                                                          1,160,000                1,162,830

CONNECTICUT--1.6%

Connecticut Development Authority,
  First Mortgage Gross Revenue

   (Health Care Project--Elim Park Baptist) 4.70%, 12/1/2001                                  1,765,000                1,765,582

Connecticut Health and
   Educational Facilities Authority, Revenue

   (Saint Marys Hospital Issue) 5.75%, 7/1/2002                                               2,400,000                2,420,064

Greenwich Housing Authority, MFHR (Greenwich Close):

   5.55%, 9/1/2002                                                                              245,000                  244,662

   5.95%, 9/1/2006                                                                              310,000                  308,679

   6.05%, 9/1/2007                                                                              330,000                  328,363

DISTRICT OF COLUMBIA--3.1%

District of Columbia,GO:

   5.50%, 6/1/2002                                                                            2,660,000                2,719,584

   5.50%, 6/1/2002                                                                            7,270,000                7,417,508

FLORIDA--2.9%

Escambia County Health Facilities Authority,

  Health Facilities Revenue

   (Azalea Trace Inc.) 5.10%, 1/1/2002                                                          870,000                  871,583

Florida Housing Finance Agency (Wood Forest II Project)
   5.40%, 12/1/2001                                                                           4,375,000                4,393,419

Lee County Industrial Development Authority,
   Health Care Facilities Revenue

   (Cypress Cove Healthpack):

      5.625%, 10/1/2002                                                                       2,000,000                1,984,880

      5.875%, 10/1/2004                                                                       2,000,000                2,029,860

ILLINOIS--2.3%

Alton, Hospital Facility Revenue
  (Saint Anthonys Health Center)

   5.875%, 9/1/2006                                                                           2,060,000                2,139,640

Chicago O'Hare International Airport,
   Special Facility Revenue

   (United Airlines Project) 5.80%, 5/15/2007                                                 3,500,000                3,162,320


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers)

   5.60%, 7/1/2002                                                                            1,415,000                1,430,339

Illinois Health Facilities Authority, Revenue

   (Victory Health Services) 5%, 8/15/2002                                                      815,000                  828,130

INDIANA-1.9%

Princeton, PCR (PSI Energy Inc. Project)

   3.25%, 3/1/2019                                                                            6,000,000                6,000,000

LOUISIANA--4.2%

Calcasieu Parish Industrial Development Board,
  PCR (Occidental Petroleum Project)

   4.80%, 12/1/2006                                                                           3,000,000                3,111,180

Saint Charles Parish, PCR:

   8.022%, 10/01/2003                                                                         5,100,000  (a,b)         5,414,874

   (Entergy Louisiana Inc. Project):

      4.85%, 6/1/2002                                                                         5,000,000                5,044,400

      5.35%, 10/1/2003                                                                           50,000                   51,543

MARYLAND--2.3%

Frederick County Retirement Community,
  Revenue (Extras-Buckinghmas Choice):

      5.25%, 1/1/2002                                                                         1,500,000                1,500,690

      5.375%, 1/1/2003                                                                        4,900,000                4,902,254

Maryland State Energy Financing Adminitration, SWDR

   (Wheelabrator Water Project) 5.45%, 12/1/2001                                              1,000,000                1,004,150

MASSACHUSETTS--2.4%

Massachusetts Health &
  Educational Facilities Authority, Revenue

   (Caritas Christi Obligation Group) 5.25%, 7/1/2003                                         5,730,000                5,843,454

Massachusetts Industrial Finance Agency, Revenue

   (Chestnut Knoll) 5%, 2/15/2003                                                             2,000,000                1,965,740

MICHIGAN--4.6%

Michigan Hospital Finance Authority, HR:

   (Ascension Health Credit) 5.05%, 11/15/2004                                                4,025,000                4,155,651

   (Genesys Regional Medical):

      5.25%, 10/1/2001                                                                        2,000,000                2,000,500

      5.25%, 10/1/2002                                                                        1,000,000                1,030,100

      5.25%, 10/1/2003                                                                        2,445,000                2,580,820

Michigan Strategic Fund, Exempt Facility Revenue

   (Waste Management Inc. Project) 4.20%, 8/1/2004                                            5,000,000                5,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI--2.4%

Adams County, PCR (International Paper Co.)

   5.50%, 12/1/2005                                                                           5,000,000                5,191,900

Jackson Housing Authority, MFHR

   (Arbor Park Apartment Project) 5.05%, 12/1/2001                                            2,500,000                2,502,775

NEVADA-.8%

Washoe County, Water Facility Revenue

   8.679%, 5/1/2003                                                                           2,500,000  (b)           2,638,100

NEW JERSEY--.9%

New Jersey Economic Development Authority,
  First Mortgage Revenue

  (Cadbury Corp. Project):

      4.80%, 7/1/2001 (Insured; ACA)                                                          1,565,000                1,601,104

      5%, 7/1/2003 (Insured; ACA)                                                             1,410,000                1,411,636

NEW MEXICO--.6%

Santa Fe County, Project Revenue

   (El Castillo Retirement) 5.25%, 5/15/2003                                                  2,000,000                1,964,460

NEW YORK--23.7%

New York City:

   5%, 10/15/2001                                                                             7,500,000                7,510,425

   7.50%, 2/1/2003                                                                            3,500,000                3,607,380

   6.375%, 8/1/2004 (Prerefunded 8/1/2002)                                                      620,000  (c)             651,787

   6.375%, 8/1/2004                                                                          15,380,000                16,117,779

New York State

   5.625%, 8/15/2009                                                                          5,000,000                5,446,800

New York State Dormitory Authority, Revenue

  (Mental Health Services Facilities):

      5%, Series A, 2/15/2002                                                                 1,590,000                1,606,075

      5%, Series B, 2/15/2002                                                                    40,000                   40,452

      5%, Series B, 2/15/2002                                                                 7,055,000                7,125,832

New York State Energy Research and
   Development Authority, Revenue

   Service Contract (Western New York

Nuclear Service Center Project)

5%, 4/1/2002                                                                                  1,795,000                1,819,574

New York State Housing Finance Agency:

   Contract Obligation Revenue 5.375%, 9/15/2011
      (Insured; MBIA)                                                                         6,770,000                7,046,419

   (Health Facilities-New York City) 5.875%, 5/1/2004                                         6,500,000                6,939,140

New York State Mortgage Agency, Revenue

   (Homeowner Mortgage) 5.15%, 9/1/2004                                                       3,710,000                3,880,957


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

TSASC Inc., Tobacco Flexible Amortization Bonds:

   5%, 7/15/2008                                                                              2,690,000                2,815,139

   5%, 7/15/2009                                                                              1,000,000                1,050,970

   5.125%, 7/15/2009                                                                          2,310,000                2,429,496

United Nations Development Corp., Revenue:

   5.10%, 7/1/2008                                                                            2,810,000                2,812,220

   5.20%, 7/1/2009                                                                            3,200,000                3,202,368

Yonkers Industrial Development Agency,
   Civic Facility Revenue

   (The Saint Joseph's Hospital, Yonkers Project):

      5.65%, Series A, 3/1/2003                                                               1,300,000                1,277,744

      5.65%, Series B, 3/1/2003                                                                 400,000                  393,152

      5.65%, Series C, 3/1/2003                                                                 600,000                  589,728

NORTH CAROLINA--1.5%

North Carolina Eastern Municipal Power Agency,
  Power System Revenue:

      5%, 1/1/2002                                                                            4,000,000                4,021,600

      5.45%, 1/1/2004                                                                           750,000                  770,340

NORTH DAKOTA--.5%

North Dakota Housing Finance Agency, Revenue

  (Housing Finance Program--Home Mortgage Finance)

   4.60%, 1/1/2003                                                                            1,520,000                1,549,944

OHIO--3.9%

Belmont County, Health System Revenue
  (East Ohio Regional Hospital)

   4.40%, 1/1/2002 (Insured; ACA)                                                               900,000                  903,798

Hamilton County, Local District Cooling Facilities Revenue

   (Trigen Cinergy) 4.90%, 6/1/2004                                                           2,000,000                2,021,340

Lorain County, HR, Improvement (Catholic Healthcare):

   5%, 10/1/2006                                                                              3,655,000                3,862,714

   5.25%, 10/1/2007                                                                           3,515,000                3,750,505

Ohio Water Development Authority, PCR

   (Clevlend Electric) 5.35%, 10/1/2002                                                       2,000,000                2,020,700

OKLAHOMA--3.1%

Tulsa, Municipal Airport Trust, Revenue
  (American Airlines Project):

      5.375%, 12/1/2006                                                                       5,000,000                4,467,600

      5.80%, 6/1/2004                                                                         6,000,000                5,672,220

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--2.5%

Dauphin County General Authority,

   (Office and Package--Riverfront Office) 5.125%, 1/1/2003                                   1,325,000                1,332,513

Delaware County Industrial Development Authority,

   PCR (Peco Energy Company Project) 5.20%, 10/1/2004                                         3,000,000                3,123,510

Montgomery County Industrial

  Development Authority, Revenue

   PCR (Peco Energy Company Project) 5.30%, 10/1/2004                                         3,380,000                3,536,528

RHODE ISLAND--3.2%

Rhode Island Housing and Mortgage Finance Corp.

   (Homeowner Opportunity Notes) 4.50%, 3/22/2004                                            10,000,000               10,333,300

SOUTH CAROLINA--1.4%

Charleston County Health Facilities, First Mortgage Revenue

   (Episcopal Project) 5.30%, 10/1/2002                                                       4,660,000                4,661,212

TENNESSEE--1.1%

Metropolitan Government Nashville and
  Davidson County Industrial Development Board,

   Exempt Facility Revenue (Waste Management Inc. Project)
   4.10%, 8/1/2004                                                                            3,500,000                3,493,140

TEXAS--12.5%

Brazos River Authority, PCR:

   (Texas Utilities Electric Co.) 4.80%, 4/1/2003                                                10,000                   10,154

   (Utilities Electric Co.) 5.05%, 6/19/2006                                                  5,000,000                5,117,700

   6.838%, 4/1/2003                                                                           4,995,000  (a,b)         5,148,846

Dallas-Fort Worth International Airport Facility

  Improvement Corp., Revenue (American Airlines, Inc.)

   5.95%, 11/1/2003                                                                           6,500,000                6,287,125

Matagorda County Navigation District Number 1, PCR:

   7.128%, 11/1/2001                                                                          2,500,000  (a,b)         2,504,550

   7.179%, 11/1/2001                                                                          6,700,000  (a,b)         6,713,936

   (Central Power & Light):

      4.90%, 11/1/2001                                                                        1,000,000                1,000,910

      4.95%, 11/1/2001                                                                          100,000                  100,104

Northeast Hospital Authority, Revenue

  (Northeast Medical Center Hospital)

   5.35%, 5/15/2002                                                                           2,725,000                2,749,934

Rio Grande City, Consolidated Independent School District

   Public Facilities Corp., LR, 6.75%, 7/15/2010                                              6,000,000                6,488,340

Texas Public Property Finance Corp., Revenue

   (Mental Health & Retardation Center)
   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   2,800,000  (c)           3,020,668


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Tyler Health Facilities Development Corp.
  (Mother Frances Hospital)

   5.25%, 7/1/2002                                                                            1,200,000                1,211,964

VIRGINIA--2.6%

Bedford County Industrial Development Authority, Revenue

   (Georgia Pacific Corp. Project) 4.60%, 8/1/2004                                            2,210,000                2,266,156

Hopewell Industrial Development Authority,
   Health Care Facility Revenue:

      (Colonial Heights) 5.60%, 10/1/2003                                                       205,000                  208,905

      (Westport Convalescent Center):

         5.90%, 10/1/2005                                                                       315,000                  324,812

         6.15%, 10/1/2007                                                                       175,000                  181,344

         6.25%, 10/1/2008                                                                       410,000                  423,915

Rockingham County Industrial Development Authority,

   Residential Care Facility, Revenue
   (First Mortgage--Mennonite)
   5.10%, 4/1/2003                                                                            3,800,000                3,801,558

Virginia Housing Development Authority,

   Commonwealth Mortgage 6.10%, 7/1/2002                                                      1,220,000                1,250,329

WASHINGTON--2.6%

Washington Public Power Supply System, Revenue:

   (Nuclear Project Number 1) 5%, 7/1/2005                                                    5,000,000                5,302,400

   (Nuclear Project Number 2) 5%, 7/1/2003                                                    3,000,000                3,122,580

U.S. RELATED--2.2%

Virgin Islands Public Finance Authority, Revenue:

   5%, 10/1/2003                                                                              5,580,000                5,752,422

   6%, 10/1/2006                                                                              1,220,000                1,289,760

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $293,974,479)                                                                                               297,272,322
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--7.5%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.3%

Macintosh Industrial Development Board,
  Environmental Improvement Revenue, VRDN

  (CIBC Specialty):

      2.75%                                                                                   2,500,000  (d)           2,500,000

      2.90%                                                                                   5,000,000  (d)           5,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--4.1%

Hillsborough County Industrial
  Development Authority, PCR, VRDN

   (Tampa Electric Co. Project) 2.75%,                                                        5,000,000  (d)           5,000,000

Martin County, PCR, VRDN

   (Florida Power and Light Co. Project) 2.85%                                                8,200,000  (d)           8,200,000

MISSOURI--.3%

Missouri Health and Educational Facilities Authority,
  Health Facilities Revenue, VRDN

   (Bethesda Health Group) 2.85% (LOC; FirstStar Bank)                                        1,000,000  (d)           1,000,000

TEXAS--.8%

Brazos River Harbor Navigation District Revenue, VRDN:

   (BASF Corp. Project) 2.90%                                                                 1,000,000  (d)           1,000,000

   (BASF Corp. Project) 2.90%                                                                 1,400,000  (d)           1,400,000

TOTAL SHORT-TERM MUNICIPAL INVESMENTS

   (cost $24,100,000)                                                                                                 24,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $318,074,479)                                                                            99.6%              321,372,322

 CASH AND RECEIVABLES (NET)                                                                         .4%                1,347,881

NET ASSETS                                                                                       100.0%              322,720,203


Summary of Abbreviations

ACA                 American Capital Access

COP                 Certificate of Participation

GO                  General Obligation

HR                  Hospital Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                       Insurance Corporation

MFHR                Multi-Family
                       Housing Revenue

PCR                 Pollution Control Revenue

SWDR                Solid Waste
                       Disposal Revenue

VDRN                Variable Rate
                       Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                               3.9

AA                               Aa                              AA                                               15.3

A                                A                               A                                                19.1

BBB                              Baa                             BBB                                              32.2

BB                               Ba                              BB                                                1.0

F1                               MIG1/P1                         SP1/A1                                           11.3

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    17.2

                                                                                                                 100.0

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2001, THESE SECURITIES AMOUNTED TO $19,782,206 OR 6.1% OF NET ASSETS.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT SEPTEMBER 30, 2001, THE FUND HAD $85,100,869 (26.4%) OF NET ASSETS
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           318,074,479   321,372,322

Cash                                                                  2,377,625

Interest receivable                                                   4,818,236

Receivable for shares of Beneficial Interest subscribed                 354,615

Prepaid expenses                                                         18,213

                                                                    328,941,011
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           173,856

Payable for investment securities purchased                           6,000,000

Accrued expenses                                                         46,952

                                                                      6,220,808
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      322,720,203
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     325,564,347

Accumulated undistributed investment income--net                        274,303

Accumulated net realized gain (loss) on investments                 (6,416,290)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              3,297,843
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      322,720,203
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
  Interest authorized)                                               24,695,647

NET ASSET VALUE, offering and redemption price per share--Note 3 (d) ($)  13.07

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,201,974

EXPENSES:

Management fee--Note 3(a)                                              714,541

Shareholder servicing costs--Note 3(b)                                 203,276

Custodian fees                                                          16,720

Registration fees                                                       16,474

Professional fees                                                       15,160

Prospectus and shareholders' reports--Note 3(b)                          8,866

Trustees' fees and expenses--Note 3(c)                                   4,032

Loan commitment fees--Note 2                                             1,072

Miscellaneous                                                           10,093

TOTAL EXPENSES                                                         990,234

INVESTMENT INCOME--NET                                               6,211,740
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (70,708)

Net unrealized appreciation (depreciation) on investments              868,159

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 797,451

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,009,191

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2001         Year Ended
                                               (Unaudited)    March 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,211,740          11,250,804

Net realized gain (loss) on investments          (70,708)            (148,815)

Net unrealized appreciation (depreciation)
   on investments                                868,159            4,215,693

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   7,009,191           15,317,682
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (6,013,345)         (11,218,109)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  84,416,664          77,892,032

Dividends reinvested                            5,179,803           9,699,635

Cost of shares redeemed                      (48,251,364)         (81,493,091)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           41,345,103            6,098,576

TOTAL INCREASE (DECREASE) IN NET ASSETS       42,340,949           10,198,149
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           280,379,254         270,181,105

END OF PERIOD                                 322,720,203         280,379,254

Undistributed investment income--net              274,303             32,695
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,459,936          6,027,621

Shares issued for dividends reinvested            396,820            752,947

Shares redeemed                               (3,705,248)         (6,327,686)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,151,508            452,882

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                      September 30, 2001(a)                                Year Ended March 31,
                                                                    --------------------------------------------------------------
                                              (Unaudited)         2001          2000          1999         1998          1997
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             13.01         12.81         13.08         13.08        12.91         12.97

Investment Operations:

Investment income--net                               .29           .55           .54           .54          .55           .56

Net realized and unrealized
   gain (loss) on investments                        .05           .20          (.27)          .00(b)       .17          (.06)

Total from Investment Operations                     .34           .75           .27           .54          .72           .50

Distributions:

Dividends from
   investment income--net                           (.28)         (.55)         (.54)          (.54)       (.55)         (.56)

Dividends from net realized
   gain on investments                                --            --          (.00)(b)         --        (.00)(b)      (.00)(b)

Total Distributions                                 (.28)         (.55)         (.54)          (.54)       (.55)         (.56)

Net asset value, end of period                     13.07         13.01         12.81          13.08       13.08         12.91
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    2.53(c)       5.96          2.10           4.23        5.64          3.96

                                                                                                   The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                        Six Months Ended
                                    September 30, 2001(a)                                  Year Ended March 31,
                                                                  ----------------------------------------------------------------

                                              (Unaudited)         2001          2000          1999           1998          1997
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets                             .69(d)           .71           .73           .73            .76           .80

Ratio of net investment income
   to average net assets                         4.35(d)          4.26          4.15          4.15           4.19          4.33

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                           --             --           --            --             --            .02

Portfolio Turnover Rate                         22.78(c)         37.77         39.10         20.68          31.12         47.84
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   322,720       280,379       270,181       303,791        294,432       325,013


(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED SEPTEMBER 30, 2001 WAS TO INCREASE NET INVESTMENT INCOME
     PER SHARE BY $.01 AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY $.01 AND INCREASE THE RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS FROM 4.24% TO 4.35%. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS TO APRIL 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN .01%.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue dis
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

counts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $6,350,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $3,090,000 of the carryover expires in fiscal 2003, $2,874,000 expires in fiscal 2004, $82,000 expires in fiscal 2008 and $304,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended September 30, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate of .10 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended September 30, 2001, the fund was charged $144,976 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $22,971 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time
the    Board    member    achieves    emeritus    status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $79,744,925 and $64,321,225, respectively.

At September 30, 2001, accumulated net unrealized appreciation on investments was $3,297,843, consisting of $4,897,971 gross unrealized appreciation and $1,600,128 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to January 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $43,213 increase in accumulated undistributed investment income-net and a corresponding $43,213 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on September 30, 2001.

The effect of this change for the period ended September 30, 2001 was to increase net investment income by $160,523, decrease net unrealized appreciation (depreciation) by $36,398 and decrease net realized gains (losses) by $124,125. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        Short-Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  591SA0901